ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated October 2, 2017 to the Prospectus dated November 1, 2016

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Global Alpha Capital Management Ltd. ("Global Alpha") as a subadviser to the Acuitas International Small Cap Fund (the "Fund") with responsibility for managing a sleeve of the Fund's portfolio. In connection with that approval, the Prospectus is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Global Alpha.

1.	The sub-sections entitled "Subadvisers" and "Portfolio Managers" in the section entitled "Management" on page 5 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Subadvisers. Algert Global, LLC; DePrince, Race & Zollo, Inc.; and Global Alpha Capital Management Ltd. are the Subadvisers to the Fund.

Portfolio Managers. The following are the portfolio managers of the Adviser and each Subadviser to the Fund.

Adviser/Subadviser Portfolio Managers	Title	Service Date (with the Fund)
Acuitas Investments, LLC
Dennis W. Jensen, CFA	Partner, Director of Research	2014
Christopher D. Tessin	Partner, Chief Investment Officer	2014
Algert Global, LLC
Bram Zeigler	Portfolio Manager	2014
DePrince, Race & Zollo, Inc.
Preston Brown, CFA	Portfolio Manager	2015
Global Alpha Capital Management Ltd.
Robert Beauregard	Chief Investment Officer	2017
Qing Ji	Portfolio Manager	2017
David Savignac	Portfolio Manager	2017

2.	The sub-section entitled "The Adviser and Subadvisers" in the section entitled "Management" beginning on page 20 of the Prospectus is hereby deleted in its entirety and replaced with the following:

The Funds' investment adviser is Acuitas Investments, LLC (the "Adviser"), 520 Pike Street, Suite 1221, Seattle, WA 98101. The Adviser has been a registered investment adviser since 2014 and provides investment advisory services to the Funds. As of June 30, 2017, the Adviser had approximately $633.15 million of assets under management.

The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser has claimed an exclusion from regulation with the Commodity Futures Trading Commission ("CFTC") as a commodity pool operator ("CPO") under the Commodity Exchange Act and the Adviser is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(5).

The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2017 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply. The actual advisory fee rate paid by the Funds to the Adviser for the fiscal year ended June 30, 2017 was 0.70% and 1.26% by Acuitas International Small Cap Fund and Acuitas US Microcap Fund, respectively.

A discussion summarizing the basis on which the Board last approved each Fund's Investment Advisory Agreement with the Adviser and each Fund's Sub-Advisory Agreements between the Adviser and certain Subadvisers will be available in the Funds' annual report for the fiscal year ended June 30, 2017.

Although the Adviser delegates the day-to-day management of each Fund to a combination of the following Subadvisers, the Adviser retains overall supervisory responsibility for the general management and investment of each Fund's assets.

Acuitas International Small Cap Fund
Subadviser	Investment Strategy
Algert Global, LLC 555 California Street, Suite 3325 San Francisco, CA 94104	EAFE Small Cap
DePrince, Race & Zollo, Inc. 250 Park Avenue South, Suite 250 Winter Park, FL 32789	Global ex-US Small Cap
Global Alpha Capital Management Ltd. 1800 McGill College Suite 2310 Montreal, Quebec H3A 3J6 Canada	Global ex-US Small Cap

Algert Global, LLC was founded in 2002 and provides investment advisory services to pooled vehicles and institutions.
DePrince, Race & Zollo, Inc. was founded in 1995 and provides investment advisory services to pooled vehicles and institutions.
Global Alpha Capital Management Ltd. was founded in 2008 and provides investment advisory services to pooled vehicles, institutions and private clients.
Acuitas US Microcap Fund
Subadviser	Investment Strategy
ClariVest Asset Management, LLC 3611 Valley Centre Drive #100 San Diego, CA 92130	US Microcap
Falcon Point Capital, LLC 2 Embarcadero Center, Suite 420 San Francisco, CA 94111	US Microcap Growth
WCM Investment Management 281 Brooks Street, Laguna Beach, CA 92651	US Microcap Value
ClariVest Asset Management, LLC was founded in 2006 and provides investment advisory services to pooled vehicles and institutions.
Falcon Point Capital, LLC was founded in 2004 and provides investment advisory services to pooled vehicles, institutions and individuals.
WCM Investment Management was founded in 1976 and provides investment advisory services to pooled vehicles, institutions and individuals.

3.	The sub-section entitled "Portfolio Managers" in the section entitled "Management" beginning on page 21 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Manager Responsibilities. The following is information about how the Funds allocate responsibilities for day-to-day management:
Acuitas International Small Cap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin allocate the assets of the Fund among the Subadvisers. Bram Zeigler is responsible for the day-to-day management of the portion of the Fund allocated to Algert Global, LLC. Preston Brown, CFA is responsible for the day-to-day management of the portion of the Fund allocated to DePrince, Race & Zollo, Inc. Robert Beauregard, Qing Ji, and David Savignac are responsible for the day-to-day management of the portion of the Fund allocated to Global Alpha Capital Management Ltd. The portfolio managers of the Subadvisers decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Acuitas US Microcap Fund - Dennis W. Jensen, CFA and Christopher D. Tessin, CFA allocate the assets of the Fund among the Subadvisers. Stacey Nutt PhD., Michael Waterman, CFA and Todd Wolter, CFA are responsible for the day-to-day management of any portion of the Fund allocated to ClariVest Asset Management, LLC. James A. Bitzer and Michael L. Thomas are responsible for the day-to-day management of the portion of the Fund allocated to Falcon Point Capital, LLC. Jonathan Detter, CFA, Anthony Glickhouse, CFA and Patrick McGee, CFA are responsible for the day-to-day management of the portion of the Fund allocated to WCM Investment Management. They decide on capitalization weightings, purchase and sales, and decide on sector and capitalization weightings for the portion of the Fund that they manage. Each Subadviser is responsible for research coverage which is assigned by global industry sectors, recommending stocks and recommending subsequent buy and sell decisions.
Portfolio Manager Biographies
•
Robert Beauregard. Mr. Beauregard is Chief Investment Officer for Global Alpha and is lead portfolio manager for its global small cap equity strategies. Robert is also responsible for global coverage of the energy and utilities sectors. Mr. Beauregard brings over 20 years of financial and investment industry experience to the firm. Prior to founding Global Alpha in 2008, Mr. Beauregard was Senior Vice President and portfolio manager at Natcan Investment Management where he managed over $1.5 billion in Canadian and global small cap equities. Before joining Natcan, Mr. Beauregard managed a global high tech portfolio and co-managed the Canadian Small Cap Equity Fund for Caisse de Dépôt du Québec. He has held senior operational, financial and risk management roles with various multi-nationals, including Alcan, IBM and Grant Thornton. Mr. Beauregard received a B.Admin. from the Royal Military College and an MBA from McGill University. He holds the CFA designation and is Chartered Professional Accountant (CPA) and a Certified Management Accountant (CMA). Robert is fluent in English and French.

•
James A. Bitzer, Senior Managing Director, Director of Research and Senior Portfolio Manager, joined Falcon Point Capital, LLC in 1998 from Prudential Investments, where he was Managing Director and Senior Portfolio Manager of the US Small Cap team. Mr. Bitzer spent a year in London managing Prudential's European small cap operations. Prior to his tenure as Managing Director, Mr. Bitzer served as Vice President, Corporate Finance of the Prudential Capital Group, where he originated and managed a portfolio of over $2 billion of debt, mezzanine and equity securities. Before his money management career, Mr. Bitzer worked as a financial analyst for Raytheon. Mr. Bitzer earned a B.A., Magna Cum Laude in Business Economics from the University of California, Santa Barbara and an MBA with Honors in finance from the University of Michigan Business School.

•
Preston Brown, CFA. Mr. Brown is the Portfolio Manager of DePrince, Race & Zollo, Inc. ("DRZ") who joined DRZ in 2008. Mr. Brown is the Portfolio Manager for the firm's International Small-Cap Value discipline and a Senior Research Analyst for the International Value discipline. He contributes to the portfolio management, research, and trading functions as they relate to the firm's International Investments. He holds the Chartered Financial Analyst designation and received his Bachelor of Science in Finance from the University of Central Florida.

•
Jonathon Detter, CFA. Mr. Detter is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Mr. Detter has more than 13 years of investment and valuation experience. Prior to joining WCM in 2016, Mr. Detter was a principal and portfolio manager at Opus Capital Management (since 2003) in Cincinnati, OH, where he was one of three portfolio managers on the Opus Small Cap Value flagship, and one of the initiators and portfolio managers on the Focused Micro Cap, and Focused Small Cap products. Mr. Detter also held positions at Valuation Research Corporation and Arthur Andersen LLP, where he performed valuation work for public and private companies, primarily with respect to equity and option valuations, purchase price allocations, intangible assets and asset impairment testing. Mr. Detter is a member of the CFA Society of Cincinnati and serves on the Xavier University Finance Board of Executive Advisors. Mr. Detter graduated magna cum laude from Xavier University with a BSBA in Finance.

•
Anthony Glickhouse, CFA. Mr. Glickhouse is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. Glickhouse was a research analyst and portfolio manager at Opus Capital Management (since 2012) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. Glickhouse also held positions at The Private Client Reserve of U.S. Bank where he conducted economic / capital market research and detailed asset allocation analysis and Renaissance Investment Management where he performed operations and security analysis duties. Mr. Glickhouse is a member of the CFA Society of Cincinnati. He graduated from Miami University with a BS in Finance.

•
Dennis W. Jensen, CFA, is Partner and Director of Research of the Adviser which he co-founded in January 2011. Prior to this, Mr. Jensen was employed by Russell Investments in Tacoma, Washington, from 1994 until 2010. During his early years at the firm, he was an Analyst and then a Senior Research Analyst, responsible for researching and selecting investment managers for the firm's consulting clients and internally managed multi-manager funds. During his last two years at Russell Investments, Mr. Jensen assumed responsibility for managing several of the firm's multi-manager funds, including large-cap quantitative, value, growth and core funds. Mr. Jensen formed the General Partner to leverage his experience at Russell Investments. He received a Bachelor of Business Administration degree in 1993 from the University of Puget Sound and became a Chartered Financial Analyst in 1997.

•
Qing Ji. Ms. Ji is a Portfolio Manager responsible for the Asia-Pacific region, as well as global coverage of the Consumer Discretionary and Consumer Staples sectors. In the eight years before joining Global Alpha in 2011, Ms. Ji worked in the financial industry in Canada, Singapore and Switzerland. Most recently, she was Senior Analyst – Financial Markets for the Bank of Canada. Prior to that, Ms. Ji held various analyst and wealth management positions with Laurentian Bank Securities, ING Private Bank Asia (Singapore), Credit Lyonnais (Singapore) and Temenos Systems SA (Switzerland). Ms. Ji has a Bachelor of Economics from Xiamen University (China), a Master of Economics from Shanghai University of Finance and Economics (China), an MBA from McGill University and is a CFA charterholder. She is fluent in English, French and Mandarin.

•
Patrick McGee, CFA. Mr. McGee is responsible for portfolio management and research for WCM's domestic Focused Micro Cap and Focused Small Cap strategies. Prior to joining WCM in 2016, Mr. McGee was a research analyst and portfolio manager at Opus Capital Management (since 2011) in Cincinnati, OH, where he was a research analyst on the Opus Small Cap Value flagship product and was one of the initiators and portfolio managers of the Focused Micro Cap and Focused Small Cap products. Mr. McGee also held positions as an associate analyst at Avondale Partners LLC where he assisted in research and as a senior consultant at Ernst & Young LLP where he established the Los Angeles office's Fraud Investigation and Dispute Services practice. Mr. McGee is a member of the CFA Society of Cincinnati. He earned his BBA in Finance and Public Policy from the College of William and Mary and his MBA from the University of Virginia.

•
Stacey Nutt, PhD. is a founder and owner of ClariVest Asset Management, LLC. As CIO, Mr. Nutt oversees the development and implementation of the firm's investment strategy and its application to all of the firm's products. As CEO, he guides the firm's business activities, growing the firm to over $3 billion in assets under management. Mr. Nutt is the Lead Portfolio Manager with day-to-day portfolio management and research responsibilities. Prior to forming ClariVest in March 2006, Mr. Nutt led Nicholas-Applegate Capital Management's Systematic investment team, which managed over $5 billion in assets. In addition, he was the portfolio manager for Systematic US small-cap strategies and co-manager for the Systematic small/mid (smid) strategy. Before joining Nicholas-Applegate, Mr. Nutt was a research director at Vestek Systems, an innovator in applying technology to help investment professionals make more informed decisions. Earlier, he served as an assistant professor of accounting at Virginia Polytechnic Institute. Mr. Nutt received his Bachelor of Science degree from Oral Roberts University and his MBA and PhD from Georgia Institute of Technology. Mr. Nutt began his investment career in 1993.

•
David Savignac. Mr. Savignac is a Portfolio Manager responsible for Europe and global coverage of the Technology and Industrials sectors. Prior to joining Global Alpha in 2009, Mr. Savignac spent four years at Natcan Investment Management where he held a variety of senior analyst positions, including Risk & Performance and Small Caps and was co-manager of Natcan's Global Small Cap Fund. David also spent time at TAL Global Asset Management and Desjardins Securities. He received a BSc from HEC Montreal and is a CFA charterholder. He is fluent in English, French and Spanish.

•
Christopher D. Tessin, CFA, Partner and Chief Investment Officer, co-founded the Adviser in January 2011. Prior to this, Mr. Tessin was employed by Russell Investments in Tacoma, Washington, from 2003 through 2010. During his many years at the firm, he progressed from Research Analyst to Associate Portfolio Manager and, finally, to Portfolio Manager. Before joining Russell Investments, Mr. Tessin worked as an Associate in Equity Research with Bear, Stearns in New York from 2001 to 2003. He has also held positions in portfolio management and research at Lehman Brothers, and in portfolio management at International Asset Transactions. Mr. Tessin received a B.A. degree in 1993 (Economics and Philosophy) and an MBA in 1998 (Finance), both from Columbia University.

•
Michael L. Thomas, Senior Portfolio Manager, joined Falcon Point Capital, LLC in 2002 from Dresdner RCM Global Investors, where he worked as part of a team managing a small cap growth portfolio. Prior to joining Dresdner RCM, Mr. Thomas worked as a sell side research analyst covering various segments of the computer services industry for both Salomon Smith Barney and Montgomery Securities. Before entering the investment profession, he worked as a consultant for Andersen Consulting (now known as Accenture) focusing on custom computer system design and implementation. Mr. Thomas earned a B.A., Magna Cum Laude in Finance from Loyola College in Maryland and an MBA with Honors from Columbia Business School.

•
Michael Waterman, CFA is a Portfolio Manager at ClariVest Asset Management, LLC on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to joining ClariVest in 2003, Mr. Waterman was a Market Research Analyst at Nicholas-Applegate Capital Management, where he developed marketing materials as well as worked with Investment personnel to create analytical charts and commentaries covering the market environment. Before joining Nicholas-Applegate, Mr. Waterman was a Pension Administrator at San Diego Pension Consultants. He holds a Bachelor of Science degree in Management Science from the University of California, San Diego, and a MiF from London Business School. Michael began his investment career in 2000.

•
Todd Wolter, CFA is a founder and Principal of ClariVest Asset Management LLC. Mr. Wolter is a lead portfolio manager on the team responsible for the firm's U.S. micro cap and U.S. small cap investment strategies. Prior to forming ClariVest in March 2006, Mr. Wolter was the portfolio manager for the Systematic mid-cap strategies and co-manager for the Systematic small/mid (smid) strategies at Nicholas-Applegate Capital Management. He was a member of the Systematic investment team that managed over $5 billion in assets at Nicholas-Applegate. Prior to Nicholas-Applegate, Mr. Wolter worked as a quantitative risk analyst with Credit Suisse Asset Management and has also held positions with Prudential Securities and Olde Financial. He holds a Bachelor's degree in Economics from the University of Southern California and an MBA from the University of California, Irvine. Mr. Wolter began his investment career in 1995.

•
Bram Zeigler, as a Portfolio Manager, works on research and development across all of Algert Global, LLC's (AG) investment strategies. He has over twelve years of experience in financial markets research and systems development. Prior to joining the AG, Mr. Zeigler worked in the trading analysis and strategy group for Schwab Soundview Capital Markets. He has also worked as a researcher in the economic policy unit at Nasdaq. Mr. Zeigler has an M.A. in Economics from Washington University in St. Louis and a B.A. in Economics from Dickinson College.

The SAI provides additional information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and the ownership of Fund shares by the portfolio managers.

* * *

For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.

ACUITAS INTERNATIONAL SMALL CAP FUND
ACUITAS US MICROCAP FUND

Supplement dated October 2, 2017 to the Statement of Additional Information ("SAI") dated November 1, 2016

The Board of Trustees (the "Trustees") of Forum Funds II (the "Trust") recently approved the hiring of Global Alpha Capital Management Ltd. ("Global Alpha") as a subadviser to the Acuitas International Small Cap Fund (the "Fund") with responsibility for managing a sleeve of the Fund's portfolio. In connection with that approval, the SAI is supplemented as described below. Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust's Manager of Managers Exemptive Order, with more detailed information about Global Alpha.

1.	The definition of "Subadviser" on page 1 of the SAI in the section entitled "Key Defined Terms" is hereby deleted in its entirety and replaced with the following:

"Subadviser" means each of Algert Global, LLC; ClariVest Asset Management, LLC; DePrince, Race & Zollo, Inc.; Falcon Point Capital, LLC; Global Alpha Capital Management Ltd.; and WCM Investment Management, the Funds' subadvisers.

2.
The sub-section entitled "F. Investment Adviser" in the section entitled "Board of Trustees, Management and Service Providers" on page 20 of the SAI is hereby deleted in its entirety and replacing it with the following:

Services of Adviser. The Adviser serves as investment adviser to the Funds pursuant to the Advisory Agreement. Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities, and personnel necessary in connection with managing each Fund's investments and effecting portfolio transactions for each Fund. The Adviser may compensate brokers or other service providers ("Financial Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares.

Ownership of Adviser and the Subadviser. The following persons/entities control Acuitas Investments, LLC and each Subadviser through equity interests.

Adviser	Controlling Persons/Entities
Acuitas Investments, LLC	Dennis Jensen and Christopher Tessin
Subadvisers	Controlling Persons/Entities
Algert Global, LLC	Peter Algert
ClariVest Asset Management LLC	Eagle Asset Management Inc., which is controlled by Raymond James Financial, Inc., a financial holding company whose subsidiaries are engaged in various financial businesses.
DePrince, Race & Zollo, Inc.	The Gregory M. DePrince Trust, The John D. Race Trust and The Victor A. Zollo, Jr. Revocable Trust
Falcon Point Capital, LLC	James Bitzer and Michael Mahoney
Global Alpha Capital Management Ltd.	Robert Beauregard; CC&L Financial Group
WCM Investment Management
WCM Investment Management is a California subchapter S corporation owned entirely by active employees. The principal owners of the firm are Paul Black, Kurt Winrich, Sloane Payne, James Owens, Pete Hunkel, Mike Trigg, Sanjay Ayer and David Brewer.

Information Concerning Accounts Managed by Portfolio Managers. The following table provides information regarding other accounts managed by the portfolio managers as of June 30, 2016:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Acuitas Investments, LLC
	Dennis W. Jensen, CFA
	Registered Investment Companies	2	$108 million	None	None
	Other Pooled Investment Vehicles	1	$2 million	1	$2 million
	Other Accounts	5	$284 million	None	None
	Christopher D. Tessin
	Registered Investment Companies	2	$108 million	None	None
	Other Pooled Investment Vehicles	1	$2 million	1	$2 million
	Other Accounts	5	$284 million	None	None
Algert Global, LLC
	Bram Zeigler
	Registered Investment Companies	3	$36 million	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	9	$214 million	None	None
ClariVest Asset Management, LLC
	Stacey Nutt, PhD.
	Registered Investment Companies	8	$2.9 billion	None	None
	Other Pooled Investment Vehicles	15	$1.1 billion	1	$13 million
	Other Accounts	15	$502 million	None	None
	Michael Waterman, CFA
	Registered Investment Companies	1	$42 million	None	None
	Other Pooled Investment Vehicles	3	$226 million	1	$13 million
	Other Accounts	4	$233 million	None	None
	Todd Wolter, CFA
	Registered Investment Companies	1	$42 million	None	None
	Other Pooled Investment Vehicles	3	$226 million	1	$13 million
	Other Accounts	5	$235 million	None	None
DePrince, Race & Zollo, Inc.
	Preston Brown, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	1	$14 million	None	None
Falcon Point Capital, LLC
	James A. Bitzer
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	3	$8 million	3	$8 million
	Other Accounts	4	$117 million	None	None
	Michael L. Thomas
	Registered Investment Companies	3	$377 million	None	None
	Other Pooled Investment Vehicles	1	$12 million	None	None
	Other Accounts	9	$380 million	None	None
WCM Investment Management
	Jonathon Detter, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
	Anthony Glickhouse, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
	Patrick McGee, CFA
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	None	None	None	None
	Other Accounts	8	$43 million	None	None
The following table provides information regarding other accounts managed by the portfolio managers as of September 30, 2017:

Adviser/ Subadviser	Portfolio Manager/ Type of Accounts	Total Number of Accounts Managed	Total Assets Managed	Subject to a Performance Based Advisory Fee
				Number of Accounts Managed	Total Assets Managed
Global Alpha Capital Management
	Robert Beauregard
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	3	$281.3 million	None	None
	Other Accounts	11	$533.8 million	None	None
	Qing Ji
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	3	$281.3 million	None	None
	Other Accounts	11	$533.8 million	None	None
	David Savignac
	Registered Investment Companies	None	None	None	None
	Other Pooled Investment Vehicles	3	$281.3 million	None	None
	Other Accounts	11	$533.8 million	None	None
Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:
•
The management of multiple client accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund. The Adviser/Subadvisers may seek to manage such competing interests for the time and attention of the portfolio managers by having the portfolio managers focus on a particular investment discipline.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser/Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, the Adviser/Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), the Adviser/Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser/Subadvisers may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if the Adviser/Subadvisers have an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Adviser/Subadvisers have adopted certain compliance procedures, which are designed to address these types of conflicts. The Adviser/Subadvisers have developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. The Adviser's/Subadvisers' policies and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Adviser's/Subadvisers' investment process and their Funds and/or other accounts, the Adviser's/Subadvisers' investment management team services are typically applied collectively to the management of all the Funds and/or other accounts following the same strategy.
Compensation of the Adviser's/Subadvisers' portfolio management teams are not based solely upon performance of the portion of the Funds managed by the Adviser/Subadvisers. Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, the Adviser/Subadvisers have established procedures, including policies to monitor trading and best execution for all funds and/or other accounts.
There is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Information Concerning Compensation of Portfolio Managers.
Acuitas Investments, LLC (Acuitas): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Acuitas. Each of the portfolio managers is a partner at the Acuitas and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Algert Global, LLC (AG): The portfolio manger's compensation consists of a salary and discretionary bonus. The base salary is based on the individual's job description, and the overall qualifications, experience and tenure at AG. The portfolio manager is a partner at AG and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
ClariVest Asset Management, LLC (ClariVest): Compensation at ClariVest can be broken down into three components: a base salary, a discretionary bonus and for those employees with equity in the firm, there are partnership distributions from the LLC. The intent of this compensation plan is to achieve a market competitive structure with a high degree of variable compensation through participation in a bonus pool and equity distributions. Bonuses are based on a variety of factors, including overall profitability of the firm as well as individual contribution to the firm. Bonuses are NOT simply tied to individual product performance. ClariVest strongly believes that we have a very talented investment team, and payment of bonuses based on short term performance is counterproductive to both a long-term perspective and a collaborative environment. We fully expect all members of the investment team to actively participate in ongoing research, some of which may 1) not primarily benefit the product on which they are the named portfolio manager and/or 2) reap only long-term benefits. Bonuses based on short term individual performance would not incent investment team members to do so.
Individual portfolio managers and analysts are not paid on the growth of AUM in their respective strategies. Again, we have attempted to foster a collaborative framework within the firm. Portfolio manager and analyst compensation is tied to the overall success of the firm, not a specific product.
ClariVest believes that equity ownership in the firm (or the potential for such) is both a tool for attracting and retaining employees. Currently, the 6 founders, all of whom are on the investment team, are equity owners in the firm. ClariVest's CCO and CFO are also equity owners in the firm.
DePrince, Race & Zollo, Inc. (DRZ): The portfolio manager's compensation consists of a salary and discretionary bonus. The base salary is based on the job description, and the overall qualifications, experience and tenure at DRZ, of the individual. Portfolio managers are given the opportunity to own equity of DRZ and thereby receive a portion of the overall profit of the firm as part of his/her ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.
Falcon Point Capital, LLC (Falcon Point): The portfolio managers' compensation consists of a salary and discretionary bonus. The base salary is based on the individuals' job description, and the overall qualifications, experience and tenure at Falcon Point. Each of the portfolio managers is a partner at Falcon Point and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. Individual performance is subjective and may be based on a number of factors.

Global Alpha Capital Management (Global Alpha): Global Alpha's compensation structure is specifically designed to attract, motivate and retain talented professionals. All five senior professionals participate directly in the success of the firm through equity ownership, which is tied to each partner's individual contribution. As responsibility and contribution is increased over time, ownership is also increased. Ownership positions are not static; partnership interests are evaluated annually against individual contributions, with changes made as necessary to align ownership with contribution. All senior professional receive a salary. Partners do not receive bonuses for performance, nor do they receive compensation if 'their' stock or sector does well; the emphasis is on the total portfolio.
Equity in the firm is delivered over an extended period of time (typically five to seven years) through an earn-in/out mechanism that ensures that portfolio managers always have a similar long-term commitment as do their clients. The firm offers competitive benefits packages and flexible, team-oriented work environment. This creates a collegial atmosphere that employees appreciate and reward with their loyalty.
Each non-equity owner has an annual performance review with his or her manager or supervisor. During the performance review, managers will assess the performance of each employee's primary roles and responsibilities; determine key areas of strength and accomplishment, and areas for growth and development. Overall performance is then evaluated. It is reflected in their compensation through an annual performance bonus which is directly related to performance.
 WCM Investment Management. Base Salaries: All investment professionals receive competitive base salaries reflective of their role and contribution to the investment team. Revenue Share: Additional compensation comes in the form of an ongoing revenue share via a fixed percentage of the fees the firm receives from clients invested in the strategy. Employee Benefit Plan: A discretionary employer profit-sharing contribution is determined annually. There is no vesting period for employer contributions. Equity Ownership: All employees, upon completing three years of full-time employment, are eligible to be offered (and purchase) shares, or equity ownership.
Portfolio Manager Ownership in the Funds. The Adviser has provided the following information regarding each portfolio manager's ownership in the Fund:
Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of June 30, 2016
Robert Beauregard	None
James A. Blitzer	None
Preston Brown	None
Jonathan Detter	None
Anthony Glickhouse	None
Dennis W. Jensen	None
Qing Ji	None
Patrick McGee	None
Stacey Nutt	None
David Savignac	None
Christopher D. Tessin	None
Michael L. Thomas	None
Todd Wolter	None
Bram Zeigler	None

Fees. The Adviser receives an advisory fee at an annual rate equal to 1.20% of average annual daily net assets of the Acuitas International Small Cap Fund and 1.40% of the average annual daily net assets of the Acuitas US Microcap Fund. The Adviser pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement.  The advisory fee, if not waived, is accrued daily and paid monthly by each Fund and is assessed based on the daily net assets of the Fund.

In addition to receiving its advisory fee from the Funds, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that the clients have invested in the Funds. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser against any investment management fee to be received from a separately managed account.

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) exceed 1.50% or 1.75% of the Acuitas International Small Cap Fund's Institutional Shares and Investor Shares, respectively, or 1.70% or 1.95% of the Acuitas US Microcap Fund's Institutional Shares and Investor Shares, respectively, through November 1, 2017 (each such contractual agreement, an "Expense Cap"). Either Expense Cap may be lowered upon approval of Trust management, but may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment (1) is made within three years of the fee waiver or expense reimbursement, (2) is approved by the Board and (3) does not cause the Net Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Net Annual Fund Operating Expenses may increase if exclusions from the relevant Expense Cap apply.

A Subadviser's fee is calculated as a percentage of a Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund.

Table 1 in Appendix B shows the dollar amount of advisory fees accrued by each Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The Adviser generally compensates the Subadviser from the actual advisory fees retained by the Adviser. The data provided is since commencement of operations.

Advisory Agreement. The Funds' Advisory Agreement remains in effect for an initial period of two years from the date of its effectiveness, and thereafter the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party (other than as trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to the Funds on 60 days' written notice when authorized either by vote of the Funds' shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any mistake of judgment, mistake of law, or act or omission, except for willful misfeasance, bad faith, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Advisory Agreement.

3.	The section entitled "Usonian Investments LLC Proxy Voting Procedures" beginning on page D-3 of Appendix D of the SAI is hereby deleted in its entirety and replaced with the following:

GLOBAL ALPHA CAPITAL MANAGEMENT PROXY VOTING PROCEDURES

VOTING PROXIES ON BEHALF OF DISCRETIONARY CLIENT ACCOUNTS
1.1	Introduction
As a registered investment advisor, Global Alpha Capital Management Ltd. ("GAC", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients.  As part of this duty, we recognize that we must vote client securities in a timely manner and make voting decisions that are in the best interests of our clients.  In addition to our own research, \ the global proxy research and voting services of the Institutional Shareholder Services (ISS) are employed to help analyze and vote proxies on behalf of our clients. ISS prepares the voting recommendations for all items for which we are entitled to vote. We review these recommendations to ensure that they correctly reflect our position and make changes where appropriate. Unusual proposals are identified and reviewed in greater detail by the portfolio manager with direct responsibility for that investment within the context of our proxy voting guidelines.
GAC believes that the use of ISS effectively eliminates and addresses most conflicts of interest that may arise in connection with proxy voting on behalf of clients.   GAC will not be influenced by the financial or business interest of any affiliate (including CCLFG) in exercising its judgment in proxy voting determinations on behalf of clients.  GAC shall evaluate any potential conflicts of interest presented by its arrangements with ISS and, where appropriate, will confirm that ISS has processes for identifying, mitigating and disclosing conflicts of interest.  Where the interests of GAC and ISS conflict on a specific proxy issue, GAC will rely on the ISS recommendation.
While GAC takes its voting responsibilities very seriously and uses its best efforts to exercise these rights in all cases, there may be situations when it may be impractical or impossible for GAC to vote.  Such circumstances include a limited number of international markets where share blocking applies or when securities are on loan to a third party. Due to the liquidity and administrative challenges, GAC will typically not vote in these situations. GAC may deviate from this approach if the situation warrants."
1.2	Proxy Policies
This statement is designed to be responsible to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients' accounts.  These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider.  GAC reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests.  In reviewing proxy issues, we will apply the following general policies:
1.3	Elections of Directors:
Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favour of the management proposed slate of directors.  That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support.  We may withhold votes for directors that fail to act on key issues such as failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares.  We will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse.  We will also withhold votes for any director nominee deemed to be an insider who also serves on the board's audit or compensation committees.
1.4	Appointment of Auditors:
GAC believes that the company remains in the best position to choose the auditors and will generally support management's recommendation.  However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company.  Therefore, we may vote against the appointment of auditors if the fees for non-audit related services are disproportionate to the total audit fees paid by the company or there are other reasons to question the independence of the company's auditors.
1.5	Changes in Capital Structure:
Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature.  Absent a compelling reason to the contrary, GAC will cast its votes in accordance with the company's management on such proposals.  However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company.  For example we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan.  However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding.  We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or of the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.
1.6	Corporate Restructures, Mergers and Acquisitions:
GAC believes proxy votes dealing with corporate reorganizations are an extension of the investment decision.  Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of the research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held.
1.7	Proposals Affecting Shareholder Rights:
GAC believes that certain fundamental rights of shareholders must be protected.  We will generally vote in favour of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights.  However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.
1.8	Corporate Governance:
GAC recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders.  We favour proposals promoting transparency and accountability within a company.  For example, we will vote for proposals providing for equal access to proxies, a majority of independent directors on key committees and separating the positions of chairman and chief executive officer.
1.9	Anti-Takeover Measures:
GAC believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company.  We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder ownership.  Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers.  For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote.  We will support "new generation" style shareholder rights plans, which we feel exclusively seek to give management additional time to find alternative or competing bids.  We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans.  Furthermore, we will generally oppose proposals put forward by management (including bland check preferred stock, classified boards and supermajority vote requirements) that appear to be intended as management entrenchment mechanisms.
1.10	Executive Compensation:
GAC believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered.  Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.  We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs.  We will generally oppose option plans where non-executive director participation is not clearly defined and reasonable.  We will generally oppose plans that permit repricing of underwater stock options without shareholder approval.  Other factors such as the company's performance and industry practice will generally be factored into our analysis.  We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation.  Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense.
1.11	Social and Corporate Responsibility:
GAC will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value.  We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company.  We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.
1.12	Proxy Voting Records
Clients may obtain information about how we voted proxies on their behalf by contacting David Savignac, Compliance Officer, Global Alpha Capital Management Ltd., 1800 McGill College, Suite 2310, Montreal, Quebec, H3A 3J6.

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For more information, please contact a Fund customer service representative toll free at
 (844) 805-5628.

PLEASE RETAIN FOR FUTURE REFERENCE.